Note 7 - Property, Plant and Equipment	12 Months Ended
Oct. 31, 2013
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]

7.      Property, Plant and Equipment

As of October 31	2013		2012
	Cost	Accumulated Depreciation	Cost	Accumulated Depreciation
Land	$2,709	$-	$2,828	$-
Buildings	39,068	21,461	84,030	45,677
Equipment	59,101	46,211	83,422	61,989
Furniture and fixtures	1,537	1,537	1,604	1,604
Computer systems	79,422	75,146	82,642	77,331
Leasehold improvements	5,538	1,088	10,779	1,593
Facility modifications	33,107	29,895	36,641	30,237
Construction in-progress	2,002	-	4,702	-
	222,484	175,338	306,648	218,431
Accumulated depreciation	(175,338)		(218,431)
Property, plant and equipment	$47,146		$88,217

The Company evaluates its long-lived assets subject to amortization for recoverability whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. An impairment charge is recognized for the amount, if any, by which the carrying value of the asset exceeds the fair value. In assessing long-lived assets for impairment, assets are grouped with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities.

As of July 31, 2013, the Company had an asset group with a carrying value of $38.4 million used in the production of its Targeted Therapies and Medical Isotopes segments (Asset Group). The Company identified impairment indicators relating to the completion of the sale of the Targeted Therapies business occurred in July 2013, which significantly changed the previously estimated cash flows supporting this Asset Group.

Nordion performed an impairment analysis of the Asset Group and determined that it was impaired as of July 31, 2013. Based on this evaluation, the Company recorded a non-cash pre-tax impairment charge of $29.2 million (2012 - $nil) reported in a separate line in the consolidated statements of income. Fair value used in this evaluation was based on expected future cash flows using certain Level 3 inputs as defined under U.S. GAAP. The future cash flows are those expected to be generated by the market participants, discounted at the risk-free rate of interest plus an appropriate risk premium. Determining expected future cash flows involves a number of estimates and assumptions and it is reasonably possible that the estimate of expected cash flows may change in the future resulting in further changes in fair value of the Asset Group.

Following the impairment as of July 31, 2013, the Company reevaluated and changed the original estimated useful lives of certain fixed assets reflecting the Company’s current facts and circumstances leading to the third quarter of fiscal 2013 impairment. This change is being accounted for as a change in estimate. Significantly reduced carrying amounts offset by a change in the remaining useful live estimates for the fixed assets described above are estimated to have a decrease in depreciation expense of approximately $2 million annually.